                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2002


                                 Microtune, Inc.
             (Exact name of registrant as specified in its charter)

               Delaware                              000-31029-40                            75-2883117
    (State or other jurisdiction of            (Commission File Number)                     (IRS Employer
            incorporation)                                                               Identification No.)

               2201 Tenth Street, Plano, Texas                                         75074
          (Address of principal executive offices)                                   (Zip Code)


                                 (972) 673-1600
              (Registrant's telephone number, including area code)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

         On July 22, 2002 during Microtune, Inc.'s quarterly earnings call, the Company announced the appointment of Nancy A. Richardson as Chief Financial Officer. In addition to her new duties, Ms. Richardson will remain Vice President, Secretary and General Counsel of the Company. The Company also announced on the call that Everett (Buddy) Rogers, formerly the Company's Chief Financial Officer, has been appointed as Vice President--Investor Relations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Microtune, Inc.


Date:  July 22, 2002                  By:  /s/ Douglas J. Bartek
                                         -------------------------------------
                                         Douglas J. Bartek
                                         Chief Executive Officer and Chairman of
                                         the Board